Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Second Quarter 2013

Supplemental Financial Information

	TABLE OF CONTENTS
	Overview and Contact Information...................................................................................................................................................	3
1	Financial Highlights..........................................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations / Shares.........................................................................................................................	5
	Funds from Operations (FFO) Reconciliation................................................................................................................................	7
	Balance Sheets.............................................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics..........................................................................................................................................................................	9
	Components of Net Operating Income (NOI)................................................................................................................................	10
	Capitalized Expenditures...............................................................................................................................................................	10
	Same Property Comparisons........................................................................................................................................................	11
4	Corporate Data
	Development Pipeline...................................................................................................................................................................	15
	Real Estate Activities.....................................................................................................................................................................	16
	Debt Summary / Market Capitalization / Coverage Ratios / Covenants........................................................................................	17
	Supplemental Data / Investment Activities....................................................................................................................................	19
	Joint Venture Operating Data / Balance Sheet..............................................................................................................................	20
5	Corporate Reconciliations
	Revenues / Expenses / NOI..........................................................................................................................................................	21
	NOI from Discontinued Operations / Adjusted EBITDA................................................................................................................	23
	SEC Coverage Ratios...................................................................................................................................................................	24
6	Appendix
	Multifamily Property Table.............................................................................................................................................................	25
	Commercial Property Table...........................................................................................................................................................	28
7	Glossary of Terms.............................................................................................................................................................................	29

Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a multifamily real estate investment trust (REIT) that is engaged in the ownership, development, acquisition and management of quality real estate properties in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning and managing a multifamily portfolio                -Achieving operating excellence
-Investing in high growth Sunbelt cities                -Maintaining an investment grade balance sheet
-Pursuing strategic acquisition, disposition and development opportunities

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Investor Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup	Michael Bilerman / Nicholas Joseph	212-816-1383 / 212-816-1909
DISCERN, Inc.	David Wigginton	646-863-4177
Green Street Advisors	Andy McCulloch	949-640-8780
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2013

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Total property revenue (1)	$102,017	$89,053	$199,858	$175,784

Multifamily property revenue (2)	97,247	90,204	193,010	178,035
Multifamily property NOI (2)	58,908	54,727	117,245	107,626

Management & leasing fee revenue	126	1,471	304	2,815

Adjusted EBITDA (3)	57,812	60,446	115,817	118,749

Net income per share:
Basic	0.18	0.19	0.24	0.12
Diluted	0.18	0.19	0.24	0.12

Funds from operations per share:
Basic	0.31	0.32	0.64	0.61
Diluted	0.31	0.32	0.64	0.61

Dividends per share	0.21	0.18	0.42	0.36

Dividends/EPS (diluted) payout ratio	116.7%	94.7%	175.0%	300.0%
Dividends/FFO (diluted) payout ratio	67.7%	56.3%	65.6%	59.0%

Consolidated interest expense (1)	$20,999	$23,277	$43,194	$46,330
Consolidated interest income (1)	(238)	(558)	(1,002)	(1,589)
Net interest expense (1)	20,761	22,719	42,192	44,741

Pro-rata share of joint venture interest expense	229	2,243	477	4,534

Principal reductions	849	567	1,660	1,139

Interest coverage ratio (4)	2.7	2.4	2.7	2.3
Fixed charge coverage ratio (4)	2.6	2.3	2.5	2.3
Fixed charge with capitalized interest ratio (4)	2.6	2.3	2.5	2.2

Multifamily same property NOI increase (5)	4.4%	7.3%	5.6%	7.8%
(# of apartment homes included)	30,938	30,323	30,938	30,323

			As of
			6/30/2013	12/31/2012
Total assets			$3,082,994	$3,286,208
Total debt			1,647,326	1,831,992
Common shares and units, outstanding end of period			95,896	95,365
Share price, end of period			24.12	21.37
Book equity value, end of period			1,316,111	1,312,059
Market equity value, end of period (6)			2,313,014	2,037,959
Debt to total market capitalization ratio (7)			41.6%	47.3%
Unencumbered real estate assets (at cost) to unsecured debt ratio (7)			284.1%	247.5%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of Adjusted EBITDA, see page 23.
(4) For additional information on these calculations, see page 18.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year.
(6) Includes common shares and units.
(7) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2013

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Revenues
Minimum Rent	$82,331	$75,054	$163,407	$148,621
Tenant Recoveries	658	649	1,321	1,278
Other Property Related Revenue	19,028	13,350	35,130	25,885
Other Non-Property Related Revenue	126	1,471	304	2,815
Total Revenues	102,143	90,524	200,162	178,599

Operating Expenses
Operating Expenses:
Property Operating Expense	27,156	24,641	53,208	48,626
Taxes, Licenses and Insurance	12,563	10,138	24,938	20,305
Total Property Operating Expenses	39,719	34,779	78,146	68,931
Property Management Expense	4,895	3,001	9,311	5,847
General and Administrative Expense	4,518	5,446	9,306	11,213
Management Fees and Other Expenses	21	1,769	272	3,814
Investment and Development Expenses (1)	1,315	205	1,713	592
Depreciation	30,466	27,952	60,603	55,790
Amortization	930	710	2,050	1,906
Impairment and Other Losses (2)	912	395	1,002	895
Total Operating Expenses	82,776	74,257	162,403	148,988
Income from Operations	19,367	16,267	37,759	29,611

Other Income (Expense)
Interest Expense	(20,999)	(23,277)	(43,194)	(46,330)
Debt Cost Amortization	(1,382)	(1,402)	(2,759)	(2,835)
Interest Income	201	556	930	1,550
Income from Partially-Owned Investments	2,327	21,349	2,998	22,022
Gain (Loss) on Sale of Property	14	(9)	25	(235)
Taxes and Other	(267)	(277)	(455)	(465)
Total Other Income (Expense)	(20,106)	(3,060)	(42,455)	(26,293)
(Loss) Income from Continuing Operations	(739)	13,207	(4,696)	3,318

Discontinued Operations
(Loss) Income from Discontinued Operations (3)	(159)	4,524	2,767	7,962
Gain (Loss) on Disposal of Discontinued Operations	18,726	(12)	25,910	(14)
Net Income from Discontinued Operations	18,567	4,512	28,677	7,948

Net Income	17,828	17,719	23,981	11,266

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(422)	(8)	(545)	(17)
Noncontrolling Interest in CRLP - Common	87	(995)	391	(249)
Discontinued Operations
Noncontrolling Interest in CRLP - Common	(1,385)	(339)	(2,142)	(599)
Income Attributable to Noncontrolling Interest	(1,720)	(1,342)	(2,296)	(865)

Net Income Available to Common Shareholders	$16,108	$16,377	$21,685	$10,401
_______________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2013

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)
	Three Months Ended		Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Income (Loss) per Share - Basic
Continuing Operations	$(0.01)	$0.14	$(0.06)	$0.03
Discontinued Operations	0.19	0.05	0.30	0.09
EPS - Basic	$0.18	$0.19	$0.24	$0.12

Income (Loss) per Share - Diluted
Continuing Operations	$(0.01)	$0.14	$(0.06)	$0.03
Discontinued Operations	0.19	0.05	0.30	0.09
EPS - Diluted	$0.18	$0.19	$0.24	$0.12

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods. The three and six months ended June 30, 2013, includes $1.2 million for merger related costs.
(2) The three and six months ended June 30, 2013, includes a $0.9 million non-cash impairment charge related to the sale of certain for-sale residential units.
(3) The three and six months ended June 30, 2013, includes a $1.6 million charge for a loss contingency related to certain litigation and a $0.3 million non-cash impairment charge related to the sale of an outparcel.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Basic
Shares	88,122	87,201	87,958	87,106
Operating Partnership Units (OP Units)	7,152	7,162	7,152	7,166
Total Shares & OP Units	95,274	94,363	95,110	94,272

Dilutive Common Share Equivalents	—	289	—	276

Diluted (1)
Shares	88,122	87,490	87,958	87,382
Total Shares & OP Units	95,274	94,652	95,110	94,548

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2013

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Six Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Net Income Available to Common Shareholders	$16,108	$16,377	$21,685	$10,401
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	1,298	1,334	1,751	848
Total	17,406	17,711	23,436	11,249

Adjustments - Consolidated Properties
Depreciation - Real Estate	30,830	31,169	62,427	63,131
Amortization - Real Estate	1,354	1,502	3,171	3,620
Impairment on Depreciable Asset	—	271	—	271
Remove: Total Consolidated (Gain)/Loss on Sale of Property, net of
Income Tax and Noncontrolling Interest	(18,315)	20	(25,509)	249
Include: Gain/(Loss) on Sale of Undepreciated Property, net of
Income Tax and Noncontrolling Interest	14	(8)	21	(269)
Total Adjustments - Consolidated	13,883	32,954	40,110	67,002

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	46	1,035	142	2,151
Amortization - Real Estate	2	355	3	722
Remove: (Gain)/Loss on Sale of Property	(2,055)	(21,906)	(2,402)	(22,709)
Total Adjustments - Unconsolidated	(2,007)	(20,516)	(2,257)	(19,836)

Funds from Operations	$29,282	$30,149	$61,289	$58,415

Income Allocated to Participating Securities	(166)	(242)	(362)	(460)

Funds from Operations Available to Common Shareholders and
Unitholders	$29,116	$29,907	$60,927	$57,955

FFO per Share
Basic	$0.31	$0.32	$0.64	$0.61
Diluted	$0.31	$0.32	$0.64	$0.61

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before noncontrolling interest (determined in accordance with GAAP), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the
Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and amortization, gains (or losses) from sales of properties and impairment write-downs of depreciable real estate (all of which are based on historical costs which may be of limited relevance in evaluating current performance),
FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2013

BALANCE SHEET
($ in 000s)	As of	As of
	6/30/2013	12/31/2012
ASSETS
Real Estate Assets
Operating Properties	$3,443,165	$3,489,324
Undeveloped Land & Construction in Progress	289,645	296,153
Total Real Estate, before Depreciation	3,732,810	3,785,477

Less: Accumulated Depreciation	(843,435)	(804,964)
Real Estate Assets Held for Sale, net	41,279	93,450
Net Real Estate Assets	2,930,654	3,073,963
Cash and Equivalents	20,944	11,674
Restricted Cash	10,212	38,128
Accounts Receivable, net	24,760	23,977
Notes Receivable	41,962	42,399
Prepaid Expenses	19,576	19,460
Deferred Debt and Lease Costs	16,253	23,938
Investment in Unconsolidated Subsidiaries	4,379	7,777
Other Assets	14,254	44,892
Total Assets	$3,082,994	$3,286,208

LIABILITIES
Unsecured Credit Facility	$105,000	$188,631
Notes and Mortgages Payable	1,542,326	1,643,361
Total Debt	1,647,326	1,831,992
Accounts Payable	32,388	53,545
Accrued Interest	8,837	10,209
Accrued Expenses	56,331	41,652
Other Liabilities	22,001	36,751
Total Liabilities	1,766,883	1,974,149

Redeemable Common Units	179,576	162,056

EQUITY
Limited Partner's Noncontrolling Interest	182	695

Cumulative Earnings	1,297,803	1,276,118
Cumulative Distributions	(1,963,333)	(1,926,167)
Common Equity, including Additional Paid-in Capital	1,966,139	1,974,532
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(14,093)	(25,012)
Total Equity, including Noncontrolling Interest	1,136,535	1,150,003
Total Liabilities and Equity	$3,082,994	$3,286,208

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	6/30/2013	12/31/2012
Basic
Shares	88,744	88,212
Operating Partnership Units (OP Units)	7,152	7,153
Total Shares & OP Units	95,896	95,365

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2013

COMMUNITY PORTFOLIO AT JUNE 30, 2013 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	In	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	2,598	—	2,598	—	2,598	—	2,598	—	2,598
Austin	3,015	568	3,583	—	3,583	—	3,583	—	3,583
Birmingham	1,608	—	1,608	—	1,608	—	1,608	—	1,608
Charleston	1,890	—	1,890	—	1,890	—	1,890	—	1,890
Charlotte	4,290	85	4,375	—	4,375	—	4,375	434	4,809
Dallas	1,954	874	2,828	—	2,828	252	3,080	—	3,080
Fort Worth	2,012	—	2,012	29	2,041	—	2,041	—	2,041
Orlando	1,756	620	2,376	—	2,376	—	2,376	594	2,970
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	2,744	370	3,114	—	3,114	—	3,114	—	3,114
Richmond	1,368	—	1,368	—	1,368	—	1,368	—	1,368
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Tampa/Sarasota	606	486	1,092		1,092	—	1,092	—	1,092
Other	4,708	96	4,804	—	4,804	—	4,804	—	4,804

Total Portfolio	30,938	3,099	34,037	29	34,066	252	34,318	1,028	35,346

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JV's at		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
	Communities		Pro Rata % (4)		2013	2013	2012	2012	2012

Atlanta	8.5%		7.7%		95.3%	95.9%	97.1%	96.9%	95.5%
Austin	9.2%		9.6%		94.7%	95.9%	95.3%	96.1%	96.7%
Birmingham	4.7%		4.2%		95.2%	96.0%	94.2%	96.7%	96.7%
Charleston	6.1%		5.5%		95.4%	96.3%	95.8%	96.1%	95.3%
Charlotte	14.0%		13.0%		94.9%	96.4%	97.1%	97.9%	96.5%
Dallas	6.1%		8.5%		94.1%	95.9%	95.0%	97.0%	96.2%
Fort Worth	5.6%		5.1%		94.9%	96.6%	96.7%	97.0%	96.0%
Orlando	6.8%		8.2%		94.8%	95.0%	94.5%	95.8%	95.8%
Phoenix	3.4%		3.0%		94.7%	96.4%	95.6%	98.2%	96.6%
Raleigh	9.9%		10.0%		95.5%	96.0%	96.0%	96.4%	95.7%
Richmond	4.4%		3.9%		95.2%	94.9%	95.1%	96.6%	94.0%
Savannah	5.0%		4.5%		96.0%	96.7%	96.2%	97.5%	94.8%
Tampa/Sarasota	2.6%		4.1%		96.0%	97.5%	96.9%	96.0%	98.0%
Other	13.7%		12.7%		94.0%	95.6%	94.9%	96.1%	96.2%

Total Portfolio (5)	100.0%		100.0%		94.9%	96.0%	95.8%	96.7%	96.0%

Same Property (6)					94.9%	96.1%	95.8%	96.8%	95.9%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 288 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 25.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2013
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2013	6/30/2012	Change	6/30/2013	6/30/2012	Change
Property Revenue
Same Property Communities (2)	30,938	$86,127	$82,609	$3,518	$171,458	$163,650	$7,808
Non-Same Property Communities	3,099	10,153	2,687	7,466	18,998	4,644	14,354
Joint Venture Communities (3)	29	84	82	2	167	160	7
Lease up / Development Communities	1,280	129	—	129	131	—	131
Dispositions / Other	—	754	4,826	(4,072)	2,256	9,581	(7,325)
Total Property Revenue	35,346	$97,247	$90,204	$7,043	$193,010	$178,035	$14,975

Property Expenses
Same Property Communities (2)	30,938	$33,249	$31,939	$1,310	$65,911	$63,734	$2,177
Non-Same Property Communities	3,099	4,234	1,325	2,909	8,136	2,324	5,812
Joint Venture Communities (3)	29	41	39	2	82	78	4
Lease up / Development Communities	1,280	420	2	418	599	3	596
Dispositions / Other	—	395	2,172	(1,777)	1,037	4,270	(3,233)
Total Property Expenses	35,346	$38,339	$35,477	$2,862	$75,765	$70,409	$5,356

Property Net Operating Income
Same Property Communities (2)	30,938	$52,878	$50,670	$2,208	$105,547	$99,916	$5,631
Non-Same Property Communities	3,099	5,919	1,362	4,557	10,862	2,320	8,542
Joint Venture Communities (3)	29	43	43	—	85	82	3
Lease up / Development Communities	1,280	(291)	(2)	(289)	(468)	(3)	(465)
Dispositions / Other	—	359	2,654	(2,295)	1,219	5,311	(4,092)
Total Property Net Operating Income	35,346	$58,908	$54,727	$4,181	$117,245	$107,626	$9,619

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2013	6/30/2012	Change	6/30/2013	6/30/2012	Change
Capitalized Expenses
Same Property Communities (2)	30,938	$7,312	$8,313	$(1,001)	$12,051	$10,861	$1,190
Non-Same Property Communities	3,099	(180)	28	(208)	119	135	(16)
Joint Venture Communities (3)	29	6	3	3	15	(1)	16
Dispositions / Other	—	303	749	(446)	557	1,185	(628)
Total Property Capitalized Expenses	34,066	$7,441	$9,093	$(1,652)	$12,742	$12,180	$562

Capitalized Expenses per Unit
Same Property Communities (2)	30,938	$236	$269	$(33)	$390	$351	$39
Non-Same Property Communities	3,099	(58)	9	(67)	38	44	(5)
Joint Venture Communities (3)	29	207	103	103	517	(34)	552
Total Per Unit	34,066	$218	$267	$(48)	$374	$358	$16

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.
(2) The 2012 same property data reflects results of the 2013 same property portfolio.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2013
($ in 000s, except property data amounts)

SAME PROPERTY REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2013 (1)

		Revenues			Expenses			NOI
	2Q13	2Q12	% Chg	2Q13	2Q12	% Chg	2Q13	2Q12	% Chg

Atlanta	$7,655	$7,275	5.2%	$3,152	$3,063	2.9%	$4,503	$4,212	6.9%
Austin	8,849	8,453	4.7%	3,969	3,647	8.8%	4,880	4,806	1.5%
Birmingham	4,125	4,021	2.6%	1,648	1,579	4.4%	2,477	2,442	1.4%
Charleston	5,227	4,995	4.6%	1,995	1,930	3.4%	3,232	3,065	5.4%
Charlotte	11,387	10,741	6.0%	4,010	3,863	3.8%	7,377	6,878	7.3%
Dallas	5,656	5,243	7.9%	2,457	2,296	7.0%	3,199	2,947	8.6%
Fort Worth	5,357	5,168	3.7%	2,411	2,361	2.1%	2,946	2,807	5.0%
Orlando	5,738	5,555	3.3%	2,141	2,062	3.8%	3,597	3,493	3.0%
Phoenix	2,735	2,685	1.9%	949	892	6.4%	1,786	1,793	(0.4)%
Raleigh	7,773	7,341	5.9%	2,559	2,503	2.2%	5,214	4,838	7.8%
Richmond	3,675	3,540	3.8%	1,357	1,339	1.3%	2,318	2,201	5.3%
Savannah	4,139	4,055	2.1%	1,481	1,376	7.6%	2,658	2,679	(0.8)%
Tampa/Sarasota	2,121	2,071	2.4%	746	725	2.9%	1,375	1,346	2.2%
Other	11,690	11,466	2.0%	4,374	4,303	1.7%	7,316	7,163	2.1%

Total Same Property (2)	$86,127	$82,609	4.3%	$33,249	$31,939	4.1%	$52,878	$50,670	4.4%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2Q13	2Q12	% Chg	2Q13	2Q12	% Chg	2Q13	2Q12	% Chg

Atlanta	94.7%	95.2%	(0.5)%	$1,037	$980	5.8%	$834	$800	4.3%
Austin	95.0%	95.8%	(0.8)%	1,030	975	5.6%	870	823	5.7%
Birmingham	94.8%	96.5%	(1.7)%	903	864	4.5%	766	736	4.1%
Charleston	95.1%	95.5%	(0.4)%	969	922	5.1%	811	772	5.1%
Charlotte	95.0%	95.3%	(0.3)%	932	876	6.4%	787	737	6.8%
Dallas	94.2%	93.0%	1.2%	1,024	961	6.6%	859	820	4.8%
Fort Worth	94.6%	94.5%	0.1%	939	906	3.6%	760	740	2.7%
Orlando	95.2%	95.0%	0.2%	1,144	1,110	3.1%	966	946	2.1%
Phoenix	94.6%	94.6%	—%	1,013	994	1.9%	856	836	2.4%
Raleigh	95.3%	95.2%	0.1%	990	937	5.7%	849	811	4.7%
Richmond	95.2%	94.3%	0.9%	940	915	2.7%	793	774	2.5%
Savannah	96.6%	96.8%	(0.2)%	994	972	2.3%	834	821	1.6%
Tampa/Sarasota	96.9%	96.9%	—%	1,203	1,176	2.3%	994	973	2.2%
Other	94.1%	95.1%	(1.0)%	880	854	3.0%	736	721	2.1%

Total Same Property (2)	94.9%	95.2%	(0.3)%	$978	$935	4.6%	$819	$787	4.1%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property portfolio.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2013
($ in 000s, except property data amounts)

SAME PROPERTY REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2013 (1)

		Revenues			Expenses			NOI
	2013	2012	% Chg	2013	2012	% Chg	2013	2012	% Chg

Atlanta	$15,218	$14,473	5.1%	$6,250	$6,087	2.7%	$8,968	$8,386	6.9%
Austin	17,465	16,690	4.6%	7,859	7,162	9.7%	9,606	9,528	0.8%
Birmingham	8,223	7,974	3.1%	3,232	3,147	2.7%	4,991	4,827	3.4%
Charleston	10,355	9,910	4.5%	3,929	3,815	3.0%	6,426	6,095	5.4%
Charlotte	22,700	21,222	7.0%	7,940	7,859	1.0%	14,760	13,363	10.5%
Dallas	11,263	10,424	8.0%	4,832	4,631	4.3%	6,431	5,793	11.0%
Fort Worth	10,746	10,193	5.4%	4,882	4,709	3.7%	5,864	5,484	6.9%
Orlando	11,416	10,983	3.9%	4,196	4,099	2.4%	7,220	6,884	4.9%
Phoenix	5,446	5,337	2.0%	1,854	1,770	4.7%	3,592	3,567	0.7%
Raleigh	15,473	14,457	7.0%	5,128	4,969	3.2%	10,345	9,488	9.0%
Richmond	7,323	7,054	3.8%	2,646	2,621	1.0%	4,677	4,433	5.5%
Savannah	8,269	8,108	2.0%	2,964	2,822	5.0%	5,305	5,286	0.4%
Tampa/Sarasota	4,214	4,081	3.3%	1,458	1,432	1.8%	2,756	2,649	4.0%
Other	23,347	22,744	2.7%	8,741	8,611	1.5%	14,606	14,133	3.3%

Total Same Property (2)	$171,458	$163,650	4.8%	$65,911	$63,734	3.4%	$105,547	$99,916	5.6%

	Financial Occupancy (3)			Revenue per Unit (4)			Rent per Unit (5)
	2013	2012	% Chg	2013	2012	% Chg	2013	2012	% Chg

Atlanta	95.6%	95.1%	0.5%	$1,022	$976	4.7%	$830	$796	4.3%
Austin	94.9%	95.8%	(0.9)%	1,018	963	5.7%	864	816	5.9%
Birmingham	95.1%	96.0%	(0.9)%	897	861	4.2%	762	733	4.0%
Charleston	95.3%	96.0%	(0.7)%	958	910	5.3%	805	767	5.0%
Charlotte	95.8%	95.3%	0.5%	921	865	6.5%	780	730	6.8%
Dallas	94.3%	93.5%	0.8%	1,019	951	7.2%	856	812	5.4%
Fort Worth	95.5%	93.8%	1.7%	932	901	3.4%	752	737	2.0%
Orlando	95.2%	94.8%	0.4%	1,138	1,100	3.5%	964	940	2.6%
Phoenix	94.9%	95.4%	(0.5)%	1,005	980	2.6%	851	829	2.7%
Raleigh	95.8%	95.4%	0.4%	981	921	6.5%	845	801	5.5%
Richmond	95.4%	94.5%	0.9%	935	909	2.9%	789	770	2.5%
Savannah	96.9%	97.0%	(0.1)%	990	969	2.2%	830	818	1.5%
Tampa/Sarasota	97.5%	96.8%	0.7%	1,189	1,160	2.5%	988	970	1.9%
Other	94.4%	94.9%	(0.5)%	438	424	3.3%	1,469	1,435	2.4%

Total Same Property (2)	95.3%	95.2%	0.1%	$969	$926	4.6%	$814	$782	4.1%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 21 and 22.
(2) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property portfolio.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Revenue per Unit is total revenue divided by total number of occupied units.
(5) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2013
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	2Q13	1Q13	% Chg	2Q13	1Q13	% Chg	2Q13	1Q13	% Chg

Atlanta	$7,655	$7,564	1.2%	$3,152	$3,098	1.7%	$4,503	$4,466	0.8%
Austin	8,849	8,616	2.7%	3,969	3,891	2.0%	4,880	4,725	3.3%
Birmingham	4,125	4,098	0.7%	1,648	1,584	4.0%	2,477	2,514	(1.5)%
Charleston	5,227	5,128	1.9%	1,995	1,934	3.2%	3,232	3,194	1.2%
Charlotte	11,387	11,313	0.7%	4,010	3,930	2.0%	7,377	7,383	(0.1)%
Dallas	5,656	5,607	0.9%	2,457	2,376	3.4%	3,199	3,231	(1.0)%
Fort Worth	5,357	5,388	(0.6)%	2,411	2,471	(2.4)%	2,946	2,917	1.0%
Orlando	5,738	5,677	1.1%	2,141	2,055	4.2%	3,597	3,622	(0.7)%
Phoenix	2,735	2,711	0.9%	949	905	4.9%	1,786	1,806	(1.1)%
Raleigh	7,773	7,700	0.9%	2,559	2,569	(0.4)%	5,214	5,131	1.6%
Richmond	3,675	3,648	0.7%	1,357	1,288	5.4%	2,318	2,360	(1.8)%
Savannah	4,139	4,131	0.2%	1,481	1,483	(0.1)%	2,658	2,648	0.4%
Tampa/Sarasota	2,121	2,093	1.3%	746	712	4.8%	1,375	1,381	(0.4)%
Other	11,690	11,656	0.3%	4,374	4,366	0.2%	7,316	7,290	0.4%

Total Same Property (1)	$86,127	$85,330	0.9%	$33,249	$32,662	1.8%	$52,878	$52,668	0.4%

	Financial Occupancy (2)			Revenue per Unit (3)			Rent per Unit (4)
	2Q13	1Q13	% Chg	2Q13	1Q13	% Chg	2Q13	1Q13	% Chg

Atlanta	94.7%	96.4%	(1.7)%	$1,037	$1,007	3.0%	$834	$826	1.0%
Austin	95.0%	94.8%	0.2%	1,030	1,005	2.5%	870	857	1.5%
Birmingham	94.8%	95.4%	(0.6)%	903	890	1.5%	766	758	1.1%
Charleston	95.1%	95.4%	(0.3)%	969	948	2.2%	811	798	1.6%
Charlotte	95.0%	96.6%	(1.6)%	932	910	2.4%	787	773	1.8%
Dallas	94.2%	94.4%	(0.2)%	1,024	1,014	1.0%	859	852	0.8%
Fort Worth	94.6%	96.4%	(1.8)%	939	926	1.4%	760	745	2.0%
Orlando	95.2%	95.2%	—%	1,144	1,132	1.1%	966	961	0.5%
Phoenix	94.6%	95.2%	(0.6)%	1,013	997	1.6%	856	847	1.1%
Raleigh	95.3%	96.3%	(1.0)%	990	971	2.0%	849	840	1.1%
Richmond	95.2%	95.6%	(0.4)%	940	930	1.1%	793	785	1.0%
Savannah	96.6%	97.1%	(0.5)%	994	986	0.8%	834	826	1.0%
Tampa/Sarasota	96.9%	98.0%	(1.1)%	1,203	1,174	2.5%	994	983	1.1%
Other	94.1%	95.4%	(1.3)%	880	865	1.7%	736	727	1.2%

Total Same Property (1)	94.9%	95.8%	(0.9)%	$978	$960	1.9%	$819	$809	1.2%

(1) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property portfolio.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Revenue per Unit is total revenue divided by total number of occupied units.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Second Quarter 2013
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED JUNE 30, 2013

					% of Operating Expense
	2Q13	2Q12	$ Change	% Change	2Q13	2Q12	Change

On-site Payroll (1)	$8,545	$8,277	$268	3.2%	25.7%	25.9%	(0.2)%
Real Estate Taxes	8,889	8,194	695	8.5%	26.7%	25.7%	1.0%
Utilities (2)	7,182	6,960	222	3.2%	21.6%	21.8%	(0.2)%
Repairs and Maintenance (3)	5,625	5,641	(16)	(0.3)%	16.9%	17.7%	(0.8)%
Insurance	1,257	1,036	221	21.3%	3.8%	3.2%	0.6%
General and Administrative	1,133	1,190	(57)	(4.8)%	3.4%	3.7%	(0.3)%
Advertising and Promotions	618	641	(23)	(3.6)%	1.9%	2.0%	(0.1)%

Total Same Property (4)	$33,249	$31,939	$1,310	4.1%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE SIX MONTHS ENDED JUNE 30, 2013

					% of Operating Expense
	2013	2012	$ Change	% Change	2013	2012	Change

On-site Payroll (1)	$17,094	$16,745	$349	2.1%	25.9%	26.3%	(0.4)%
Real Estate Taxes	17,798	16,362	1,436	8.8%	27.0%	25.7%	1.3%
Utilities (2)	14,332	13,990	342	2.4%	21.7%	22.0%	(0.3)%
Repairs and Maintenance (3)	10,612	10,763	(151)	(1.4)%	16.1%	16.9%	(0.8)%
Insurance	2,548	2,165	383	17.7%	3.9%	3.4%	0.5%
General and Administrative	2,246	2,382	(136)	(5.7)%	3.4%	3.7%	(0.3)%
Advertising and Promotions	1,281	1,327	(46)	(3.5)%	1.9%	2.1%	(0.2)%

Total Same Property (4)	$65,911	$63,734	$2,177	3.4%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2012, as adjusted for dispositions during the year. The 2012 same property data reflects results of the 2013 same property communities.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
									Development Costs
						Initial
		Units / SF (1)			Start	Occp.	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Date	Cost	2Q13	After
Multifamily
CR at South End	Charlotte, NC	353	n/a	30	1Q12	3Q13	1Q14	4Q14	$59.3	$38.6	$20.7
CG at Ayrsley (Phase II)	Charlotte, NC	81	60	53	2Q12	2Q13	3Q13	4Q13	9.1	8.3	0.8
CG at Randal Lakes	Orlando, FL	462	22	41	2Q12	3Q13	1Q14	1Q15	57.0	35.7	21.3
CG at Lake Mary (Phase III)	Orlando, FL	132	n/a	n/a	1Q13	2Q14	2Q14	3Q14	16.1	3.8	12.3
		1,028							$141.5	$86.4	$55.1
Commercial
Brookwood West Retail	Birmingham, AL	41,300			4Q12	3Q13	1Q14		8.3	3.0	5.3
Colonial Promenade Huntsville (Phase II)	Huntsville, AL	23,000			2Q13	3Q13	3Q13		5.0	1.8	3.2
		64,300							$13.3	$4.8	$8.5

				Total Active Development Projects					$154.8	$91.2	$63.6
				Future Development Projects (see below)						79.6
				Investment Land (see below)						118.8
				Total Properties Under Development (per Balance Sheet)						$289.6

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
						Future		Investment		Held
	Location	Units / SF (1)				Development		Land		For Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244				$8.1		$—		$—
CG at Sweetwater	Phoenix, AZ	195				7.2		—		—
CG at Azure	Las Vegas, NV	438				11.5		—		—
CG at Bellevue (Phase II)	Nashville, TN	220				4.0		—		—
CG at Randal Park	Orlando, FL	314				6.7		—		—
Total Multifamily Assets						$37.5		$—		$—

Commercial
Colonial Promenade Huntsville	Huntsville, AL					4.2		$—		$—
Colonial Promenade Nord du Lac (2)	Covington, LA	236,000				26.9		—		—
Randal Park	Orlando, FL					11.0		—		—
Outparcels / Pads						—		13.1		1.5
Total Commercial Assets						$42.1		$13.1		$1.5

Multifamily						$—		$1.5		$—
Commercial						—		37.5		37.1
Condo / Townhome						—		—		0.3
For-sale Residential Land (3)						—		66.7		2.4
Total Projects						$79.6		$118.8		$41.3

(1) Units refer to multifamily apartment units. Square feet refers to commercial space and excludes space owned by anchor tenants.
(2) Total cost to date for this project is presented net of $18.1 million of impairment charges recorded in 4Q09 and 4Q08.
(3) Held for Sale includes 39 lots at Whitehouse Creek.

COLONIAL PROPERTIES TRUST
Real Estate Activities
Second Quarter 2013

ACQUISITIONS

					Stabilized
				Acquisition	Cap
	Location	Date	Units	Basis	Rate	Remarks
				($ MM)
Multifamily
Colonial Grand at Windermere	Orlando, FL	Mar-2013	280	$43.0	5.5%
Colonial Reserve at Frisco Bridges	Dallas, TX	May-2013	252	36.2	5.5%
				$79.2

DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF (1)	Price	Rate	Remarks
			(SF-000s)	($ MM)
Multifamily
Colonial Reserve at West Franklin	Richmond, VA	Apr-2013	332	$23.8	6.5%
Colonial Grand at Huntcliff	Atlanta, GA	Jun-2013	358	8.2	5.3%	20% Ownership Interest
Colonial Village at Pinnacle Ridge	Asheville, NC	Jun-2013	166	13.4	6.0%
				$45.4

Commercial
Colonial Promenade Hoover	Birmingham, AL	Jan-2013	388	$2.0	8.4%	10% Ownership Interest
Metropolitan Midtown	Charlotte, NC	Feb-2013	342	94.4	7.2%
Three Ravinia	Atlanta, GA	May-2013	814	144.3	7.9%
				$240.7
Total Dispositions				$286.1

(1) Square-footage includes anchor-owned square-footage.

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2013

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit (1)	$105,000	6%	1.6%	2.7	$105,000	6%	1.6%	2.7
Unsecured Other	852,043	52%	4.9%	3.2	852,043	51%	4.9%	3.2
Secured	690,283	42%	5.6%	5.7	704,323	43%	5.6%	5.6
Total Debt	$1,647,326	100%	5.0%	4.2	$1,661,366	100%	5.0%	4.2

Fixed/Floating
Fixed Rate Debt	$1,530,021	93%	5.3%	4.3	$1,544,061	93%	5.3%	4.3
Floating Rate Debt	117,305	7%	1.8%	2.7	117,305	7%	1.8%	2.7
Total Debt	$1,647,326	100%	5.0%	4.2	$1,661,366	100%	5.1%	4.2

(1) In addition to the $500MM Unsecured Line of Credit, Wells Fargo has provided the Company a $35MM Cash Management Line. The interest rate on the Line of Credit is LIBOR + 140.0 bps, and the facility fee is 30.0 bps. At June 30, 2013 the interest rate was 1.59%. The Line of Credit matures March 29, 2016 with a one-year extension option.

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

Weighted Average Interest Rate on Maturing Debt (excluding line of credit)
2013	5.38%
2014	6.25%
2015	5.36%
2016	6.03%
2017	2.75%
2018	4.64%
2019	5.81%
2020	5.02%
Thereafter	5.55%
Total	5.26%

Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit - due March 2016

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Consolidated Debt	$1,801,759	$1,842,032	$1,827,764	$1,831,992	$1,758,780	1,647,326
Unconsolidated Debt	147,668	35,932	35,743	20,697	19,053	14,040
Total Debt	1,949,427	1,877,964	1,863,507	1,852,689	1,777,833	1,661,366

Market Equity (Shares & Units)	2,065,932	2,107,285	2,005,364	2,037,959	2,163,134	2,313,014
Total Market Capitalization	$4,015,359	$3,985,249	$3,868,871	$3,890,648	$3,940,967	$3,974,380

Debt / Total Market Capitalization	48.5%	47.1%	48.2%	47.6%	45.1%	41.8%

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2013

PUBLIC RATINGS
					Senior Unsecured
					Rating	Outlook
Moody's Investor Services	Karen Nickerson		212-553-4924		Baa3	Stable
Standard & Poor's	Eugene Nusinzon		212-438-2449		BBB-	Stable

COVERAGE RATIOS
			2Q12	YTD 12		2Q13	YTD 13
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.7	0.6		1.1	1.0

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.4	2.3		2.7	2.7
Fixed Charge Coverage (3)			2.3	2.3		2.6	2.5
Fixed Charge w/ Capitalized Interest (4)			2.3	2.2		2.6	2.5

See Page 24 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges for the three and six months ended June 30, 2012 is primarily a result of non-cash depreciation and amortization expense.
(2) Adjusted EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) Adjusted EBITDA/Interest Exp + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) Adjusted EBITDA/Interest Exp + Capitalized Interest + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13
Total Debt to Total Assets cannot exceed 60%	46.9%	46.3%	46.0%	46.0%	44.3%	42.4%
Secured Debt to Total Assets cannot
exceed 40%	20.2%	17.9%	17.9%	17.6%	17.6%	18.0%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	254.1%	248.1%	248.9%	247.5%	262.8%	284.1%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.2x	2.2x	2.3x	2.4x	2.4x

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	2Q13	2Q12	YTD 13	YTD 12
Consolidated
Straight Line Rents	$161	$225	389	343
Percentage Rents	68	232	105	259
Capitalized Interest	355	350	562	535
Debt - Principal Amortization	849	567	1,660	1,139
Amortization of Stock Compensation	1,619	2,041	3,418	4,000
Unconsolidated (1)
Straight Line Rents	(7)	167	(1)	205
Interest Expense	229	2,243	477	4,534
Debt - Principal Amortization	134	188	271	362
Amortization of Deferred Financing Costs	1	17	3	35

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with
GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	2Q13	2Q12	YTD 13	YTD 12
Acquisitions
Multifamily	$36,150	$29,775	$79,150	$74,775
Acquisitions, Consolidated Assets	$36,150	$29,775	$79,150	$74,775

Development Expenditures
Multifamily	$23,382	$24,227	$40,207	$37,859
Commercial	2,497	4,104	5,716	6,079
For-Sale / Other	18	—	129	—
Development, Consolidated Assets	25,897	28,331	46,052	43,938
Less: Infrastructure Reimbursement from City/County	—	—	(833)	—
Development, Consolidated Assets	$25,897	$28,331	$45,219	$43,938

Capital Expenditures
Multifamily	$7,425	$9,067	$12,717	$12,169
Commercial (1)	760	503	1,635	746
Capital Expenditures, Consolidated Assets	$8,185	$9,570	$14,352	$12,915

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$45,370	$—	$45,370	$—
Commercial	144,300	—	239,132	3,000
For-Sale / Other	2,450	1,295	3,161	2,425
Outparcels / Land	4,289	263	9,170	263
Total, including subs	196,409	1,558	296,833	5,688
Selling Costs	(2,665)	(212)	(5,633)	(319)
Less: Unconsolidated - net (2)	(10,565)	(263)	(11,015)	(3,263)
Sales, Net - Consolidated Assets	$183,179	$1,083	$280,185	$2,106

(1) Includes capital expenditures, tenant improvements and leasing commissions.
(2) Outparcels / Land sales for the three and six months ended June 30, 2013 and 2012 include outparcel sales at some of the Company's unconsolidated properties.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data in making financing and capital decisions.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Six Months Ended
OPERATING DATA (1)	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Property Revenues
Rental Revenue	$624	$4,602	$1,319	$9,598
Other Property Revenue	50	285	103	568
Total Property Revenues	674	4,887	1,422	10,166

Property Expenses
Property Operating and Maintenance	141	1,217	272	2,381
Taxes, License and Insurance	77	595	173	1,174
Total Property Expenses	218	1,812	445	3,555

Net Operating Income (NOI)	456	3,075	977	6,611

Other Income (Expense)
Interest, net	(230)	(2,258)	(480)	(4,565)
Depreciation and Amortization (2)	118	(1,256)	186	(2,606)
Other	(6)	(118)	(18)	(127)
Total Other Expenses	(118)	(3,632)	(312)	(7,298)

Gain on Sale of Properties, net	1,989	21,906	2,333	22,709
Income from Partially-Owned Investments	$2,327	$21,349	$2,998	$22,022

			As of
BALANCE SHEET DATA (3)			6/30/2013	12/31/2012

Real Estate Assets, net			$56,513	$105,067
Other Assets, net			3,124	10,347
Total Assets			$59,637	$115,414

Notes Payable			$43,454	$83,738
Other Liabilities			1,181	2,238
Total Liabilities			44,635	85,976

Member's Equity			15,002	29,438
Total Liabilities and Member's Equity			$59,637	$115,414

Colonial's Equity Investment			$4,379	$7,777
Colonial's Pro-rata Share of Debt			$14,040	$20,697

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	2Q13	2Q12	YTD 13	YTD 12
Segment Total Revenues
Multifamily - Same Property	$86,127	$82,609	$171,458	$163,650
Multifamily - Non-Same Property (1)	11,131	7,604	21,570	14,404
Commercial	9,604	17,671	20,350	35,387
Total Segment Revenues	106,862	107,884	213,378	213,441

Less: Unconsolidated Revenue - Multifamily	(264)	(480)	(556)	(952)
Less: Unconsolidated Revenue - Commercial	(409)	(4,393)	(865)	(9,185)
Discontinued Operations	(4,172)	(13,958)	(12,099)	(27,520)
Unallocated Corporate Revenue	126	1,471	304	2,815
Consolidated Revenue Adjusted - '12 Discontinued Operations (2)	102,143	90,524	200,162	178,599

Add: Additional Discontinued Operations Revenue, post filing (3)	—	9,079	—	18,351
Total Consolidated Revenue, per 10-Q (4)	$102,143	$99,603	$200,162	$196,950

RECONCILIATION OF EXPENSES

	2Q13	2Q12	YTD 13	YTD 12
Segment Total Expenses
Multifamily - Same Property	$33,249	$31,939	$65,911	$63,734
Multifamily - Non-Same Property (1)	5,341	3,922	10,498	7,410
Commercial	2,992	5,922	6,650	11,653
Total Segment Expenses	41,582	41,783	83,059	82,797

Less: Unconsolidated Expenses - Multifamily	(131)	(220)	(265)	(437)
Less: Unconsolidated Expenses - Commercial	(112)	(1,772)	(227)	(3,478)
Discontinued Operations	(3,477)	(5,283)	(6,278)	(10,222)
Impairment - Discontinued Operations (5)	1,857	271	1,857	271
Total Property Operating Expenses	39,719	34,779	78,146	68,931
Property Management Expense	4,895	3,001	9,311	5,847
General and Administrative Expense	4,518	5,446	9,306	11,213
Management Fee and Other Expenses	21	1,769	272	3,814
Investment and Development Expenses (6)	1,315	205	1,713	592
Impairment and Other Losses	912	395	1,002	895
Depreciation	30,466	27,952	60,603	55,790
Amortization	930	710	2,050	1,906
Consolidated Expense Adjusted - '12 Discontinued Operations (2)	82,776	74,257	162,403	148,988

Add: Additional Discontinued Operations Expense, post filing (3)	—	6,805	—	13,566
Total Consolidated Expense, per 10-Q (4)	$82,776	$81,062	$162,403	$162,554

________________________
Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	2Q13	2Q12	YTD 13	YTD 12
Segment Total NOI
Multifamily - Same Property	$52,878	$50,670	$105,547	$99,916
Multifamily - Non-Same Property (1)	5,790	3,682	11,072	6,994
Commercial	6,612	11,749	13,700	23,734
Total Segment NOI	65,280	66,101	130,319	130,644

Less: Unconsolidated NOI - Multifamily	(133)	(260)	(291)	(515)
Less: Unconsolidated NOI - Commercial	(297)	(2,621)	(638)	(5,707)
Discontinued Operations	(695)	(8,675)	(5,821)	(17,298)
Impairment - Discontinued Operations (5)	(1,857)	(271)	(1,857)	(271)
Unallocated Corporate Revenue	126	1,471	304	2,815
Property Management Expense	(4,895)	(3,001)	(9,311)	(5,847)
General and Administrative Expense	(4,518)	(5,446)	(9,306)	(11,213)
Management Fee and Other Expenses	(21)	(1,769)	(272)	(3,814)
Investment and Development Expenses (6)	(1,315)	(205)	(1,713)	(592)
Impairment and Other Losses (7)	(912)	(395)	(1,002)	(895)
Depreciation	(30,466)	(27,952)	(60,603)	(55,790)
Amortization	(930)	(710)	(2,050)	(1,906)
Income from Operations	19,367	16,267	37,759	29,611
Total Other Income (Expense)	(20,106)	(3,060)	(42,455)	(26,293)
(Loss) Income from Continuing Operations (8)	(739)	13,207	(4,696)	3,318
Discontinued Operations	—	2,274	—	4,785
(Loss) Income from Continuing Operations, per 10-Q (4)	$(739)	$15,481	$(4,696)	$8,103

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or income (loss) from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) The three and six months ended June 30, 2013, includes a $1.6 million charge for a loss contingency related to certain litigation and a $0.3 million non-cash impairment charge related to the sale of an outparcel.
(6) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods. The three and six months ended June 30, 2013, includes $1.2 million for merger related costs.
(7) The three and six months ended June 30, 2013, includes a $0.9 million non-cash impairment charge related to the sale of certain for-sale residential units.
(8) (Loss) Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013 AND 2012

	2Q13	2Q12	YTD 13	YTD 12
Assets Sold
Revenue from Assets Sold	$3,115	$12,512	$9,951	$25,071
Expenses from Assets Sold	1,367	4,703	3,866	9,341
NOI from Assets Sold	$1,748	$7,809	$6,085	$15,730

Assets Held for Sale
Revenue from Assets Held for Sale	$1,057	$1,446	$2,148	$2,449
Expenses from Assets Held for Sale	253	309	555	610
NOI from Assets Held for Sale	$804	$1,137	$1,593	$1,839

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2013).
A reconciliation of income from operations from properties sold or held for sale to NOI for these properties is as follows:

	2Q13	2Q12	YTD 13	YTD 12
(Loss) Income from Discontinued Operations	$(159)	$4,524	$2,767	$7,962
Adjustment for:
Impairment	1,857	271	1,857	271
Interest (Income) Expense, net	(36)	(2)	(72)	(39)
Depreciation and Amortization Expense	890	4,153	3,126	9,375
NOI from Discontinued Operations	$2,552	$8,946	$7,678	$17,569

NOI from Assets Sold	1,748	7,809	6,085	15,730
NOI from Assets Held for Sale	804	1,137	1,593	1,839
NOI from Discontinued Operations	$2,552	$8,946	$7,678	$17,569

ADJUSTED EBITDA RECONCILIATION

	2Q13	2Q12	YTD 13	YTD 12
Net Income Available to Common Shareholders	$16,108	$16,377	$21,685	$10,401

Consolidated
Noncontrolling Interest	1,298	1,334	1,751	848
Income - Unconsolidated Assets	(2,327)	(21,349)	(2,998)	(22,022)
Interest Expense	20,999	23,277	43,194	46,330
Amortization of Deferred Financing Costs	1,382	1,402	2,759	2,835
Tax Expense	267	277	555	465
Depreciation & Amortization	32,286	32,814	65,779	67,071
(Gain)/Loss on Sale of Property (Continuing & Discontinued Operations)	(18,315)	20	(25,509)	249
Gain/(Loss) on Sale of Undepreciated Property (1)	14	(8)	21	(269)
Impairment	2,769	666	2,769	1,166
Merger Related Costs	1,154	—	1,154	—
Amortization of Stock-Based Compensation Expense	1,619	2,041	3,418	4,000
Adjusted EBITDA from Consolidated Properties	57,254	56,851	114,578	111,074
Unconsolidated
Reverse: Income - Unconsolidated Assets	2,327	21,349	2,998	22,022
Interest Expense	229	2,243	477	4,534
Amortization of Deferred Financing Costs	1	17	3	35
Depreciation & Amortization	56	1,795	163	3,696
Impairment	—	97	—	97
Gain on Sale of Property	(2,055)	(21,906)	(2,402)	(22,709)
Adjusted EBITDA	$57,812	$60,446	$115,817	$118,749

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in Adjusted EBITDA, as this is a recurring source of cash.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property, impairments and certain other one-time charges. The Company believes Adjusted EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, Adjusted EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	2Q13	2Q12	YTD 13	YTD 12
Earnings
Net Income	$16,108	$16,377	$21,685	$10,401
Discontinued Operations:
Loss (Income) from Discontinued Operations	159	(4,524)	(2,767)	(7,962)
Noncontrolling Interest in CRLP	1,385	339	2,142	599
(Gain)/Loss on Disposal of Discontinued Operations	(18,726)	12	(25,910)	14
CRLP Noncontrolling Interest - Common U/H	(87)	995	(391)	249
(Gain)/Loss from Sales of Property	(14)	9	(25)	235
Noncontrolling Interest of Limited Partners	422	8	545	17
Income from Partially-Owned Investments	(2,327)	(21,349)	(2,998)	(22,022)
	(3,080)	(8,133)	(7,719)	(18,469)
Amortization of Interest Capitalized	490	490	980	987
Capitalized Interest	(355)	(350)	(562)	(535)
Distributions from Partially-Owned Investments	5,502	185	5,669	471
Fixed Charges, from below	22,736	25,029	46,515	49,700
Earnings	$25,293	$17,221	$44,883	$32,154

Fixed Charges
Interest Expense	$20,999	$23,277	$43,194	$46,330
Capitalized Interest	355	350	562	535
Amortization of Deferred Financing Costs	1,382	1,402	2,759	2,835
Total	$22,736	$25,029	$46,515	$49,700

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	2Q13	2Q12	YTD 13	YTD 12
Interest Coverage Denominator
Interest Expense	$20,999	$23,277	$43,194	$46,330
Interest Expense - Unconsolidated	229	2,243	477	4,534
Total Interest Expense	$21,228	$25,520	$43,671	$50,864

Fixed Charge Denominator
Debt Principal Amortization	849	567	1,660	1,139
Debt Principal Amortization - Unconsolidated	134	188	271	362
Total Fixed Charges	$22,211	$26,275	$45,602	$52,365

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	355	350	562	535
Total Fixed Charges w/ Capitalized Interest	$22,566	$26,625	$46,164	$52,900

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2013
Appendix
			Year Built /		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Avg Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	96.7%	$788	$1,024	$0.84	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	98.3%	942	1,111	0.69	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	95.3%	787	1,033	0.74	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	95.3%	1,093	1,247	0.90	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	94.0%	757	932	0.76	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	92.1%	893	1,061	0.70	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	96.6%	876	1,072	0.65	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	95.2%	788	1,009	0.74	S
	Total	8	16.6 Years		2,598	95.3%	$834	$1,037	$0.75
	Same Store	8	16.6 Years		2,598	95.3%	$834	$1,037	$0.75
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	94.2%	$817	$972	$0.96	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	94.0%	885	1,076	0.85	S
CG at Canyon Ranch	Austin	TX	2003	100.0%	272	98.5%	870	1,015	0.90
CG at Double Creek	Austin	TX	2013	100.0%	296	93.6%	870	1,015	0.93
CG at Onion Creek	Austin	TX	2008	100.0%	300	92.0%	986	1,158	0.95	S
CG at Round Rock	Austin	TX	2007	100.0%	422	92.4%	916	1,041	0.90	S
CG at Silverado	Austin	TX	2004	100.0%	238	98.7%	877	1,027	0.87	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	96.9%	984	1,155	0.95	S
CG at Wells Branch	Austin	TX	2007	100.0%	336	92.6%	887	1,045	0.93	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	97.0%	784	954	0.91	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	95.7%	748	893	0.84	S
	Total	11	8.2 Years		3,583	94.9%	$880	$1,037	$0.92
	Same Store	9	8.8 Years		3,015	94.7%	$870	$1,030	$0.91
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	94.3%	$1,067	$1,198	$0.95	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	346	99.7%	773	915	0.82	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	93.5%	610	724	0.70	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	94.4%	760	933	0.70	S
	Total	4	18.0 Years		1,608	95.2%	$766	$903	$0.78
	Same Store	4	18.0 Years		1,608	95.2%	$766	$903	$0.78
CG at Commerce Park	Charleston	SC	2008	100.0%	312	95.5%	$846	$1,010	$0.86	S
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	97.7%	964	1,070	0.84	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	97.0%	996	1,170	1.05	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	94.1%	810	985	0.78	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	92.2%	707	865	0.77	S
CV at Westchase	Charleston	SC	1986	100.0%	352	97.4%	665	835	0.91	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	92.4%	724	882	0.76	S
	Total	7	22.6 Years		1,890	95.4%	$813	$971	$0.85
	Same Store	7	22.6 Years		1,890	95.4%	$811	$969	$0.85
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	92.4%	$883	$1,040	$0.87	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	92.3%	808	966	0.87	S
CG at Cornelius	Charlotte	NC	2007	100.0%	236	95.3%	889	1,038	0.83	S
CG at Huntersville	Charlotte	NC	2008	100.0%	250	97.6%	872	1,032	0.88	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	97.9%	801	945	0.77	S
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	95.2%	819	966	0.89	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	94.0%	848	1,004	0.85	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	96.8%	933	1,096	0.99	S
CG at University Center	Charlotte	NC	2005	100.0%	156	96.2%	799	946	0.75	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	92.1%	760	897	0.79	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	93.5%	589	713	0.73	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	96.6%	656	802	0.69	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	95.2%	808	928	0.85	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	97.7%	760	908	0.70	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	95.8%	705	838	0.78	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	93.3%	680	800	0.70	S
CR at Enclave	Charlotte	NC	2008	100.0%	85	92.9%	1,633	1,786	1.29
	Total	17	13.3 Years		4,375	94.9%	$803	$948	$0.82
	Same Store	16	13.8 Years		4,290	94.9%	$787	$932	$0.81

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2013
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Hebron	Dallas	TX	2011	100.0%	312	95.8%	$1,113	$1,204	$0.99
CG at Fairview	Dallas	TX	2012	100.0%	256	94.9%	1,044	1,142	1.04
CG at Valley Ranch	Dallas	TX	1995	100.0%	396	94.4%	1,107	1,267	0.95	S
CR at Medical District	Dallas	TX	2007	100.0%	278	95.0%	1,058	1,196	1.22	S
CR at Las Colinas	Dallas	TX	2006	100.0%	306	95.4%	1,179	1,281	1.30
CV at Main Park	Dallas	TX	1984	100.0%	192	95.8%	744	925	0.79	S
CV at Oakbend	Dallas	TX	1997	100.0%	426	93.2%	788	964	0.88	S
CV at Vista Ridge	Dallas	TX	1985	100.0%	300	92.3%	635	794	0.80	S
Remington Hills	Dallas	TX	1985	100.0%	362	94.5%	765	942	0.80	S
	Total	9	15.5 Years		2,828	94.5%	$938	$1,081	$0.97
	Same Store	6	21.3 Years		1,954	94.1%	$859	$1,024	$0.91
Belterra	Fort Worth	TX	2006	10.0%	288	93.4%	$912	$1,018	$0.94
CG at Bear Creek	Fort Worth	TX	1998	100.0%	436	97.5%	848	1,012	0.94	S
CV at Grapevine	Fort Worth	TX	1985	100.0%	450	91.3%	730	889	0.85	S
CV at North Arlington	Fort Worth	TX	1985	100.0%	240	98.8%	575	733	0.72	S
CV at Shoal Creek	Fort Worth	TX	1996	100.0%	408	94.4%	812	1,019	0.87	S
CV at Willow Creek	Fort Worth	TX	1996	100.0%	478	94.6%	754	953	0.84	S
	Total	6	19.2 Years		2,300	94.9%	$777	$947	$0.87
	Same Store	5	21.5 Years		2,012	94.9%	$760	$939	$0.86
CG at Heather Glen	Orlando	FL	2000	100.0%	448	95.3%	$1,044	$1,221	$0.89	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	95.2%	955	1,143	0.84	S
CG at Lake Mary	Orlando	FL	2012	100.0%	232	97.0%	1,145	1,285	1.12
CG at Lake Mary II	Orlando	FL	2013	100.0%	108	95.4%	1,145	1,285	1.11
CR at Town Park	Orlando	FL	2004	100.0%	80	91.3%	1,118	1,254	1.16	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	93.0%	1,023	1,201	0.87	S
CG at Windermere	Orlando	FL	2009	100.0%	280	95.0%	1,112	1,235	1.10
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	96.5%	816	994	0.90	S
	Total	8	8.4 Years		2,376	95.1%	$1,014	$1,172	$0.95
	Same Store	5	12.1 Years		1,756	94.8%	$966	$1,144	$0.89
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	96.0%	$749	$906	$0.73	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	94.7%	866	1,035	0.87	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	93.6%	895	1,044	0.89	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	94.4%	963	1,119	0.86	S
	Total	4	16.0 Years		952	94.7%	$855	$1,012	$0.83
	Same Store	4	16.0 Years		952	94.7%	$856	$1,013	$0.83
CG at Arringdon	Raleigh	NC	2003	100.0%	320	97.5%	$848	$1,011	$0.87	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	97.8%	943	1,075	0.86	S
CG at Brier Falls	Raleigh	NC	2008	100.0%	350	96.0%	969	1,103	0.89	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	97.1%	780	917	0.78	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	96.8%	850	1,013	0.90	S
CG at Research Park	Raleigh	NC	2002	100.0%	370	94.9%	843	991	0.81
CG at Trinity Commons	Raleigh	NC	2000/2002	100.0%	462	92.6%	821	963	0.78	S
CV at Beaver Creek	Raleigh	NC	2000/2003	100.0%	316	97.8%	814	974	0.83	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	92.2%	803	951	0.83	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	91.7%	742	836	0.77	S
	Total	10	13.6 Years		3,114	95.4%	$849	$992	$0.83
	Same Store	9	13.8 Years		2,744	95.5%	$849	$990	$0.84
Ashley Park	Richmond	VA	1988	100.0%	272	95.6%	$671	$802	$0.94	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	95.1%	839	978	0.88	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	96.6%	837	993	1.09	S
CV at Waterford	Richmond	VA	1990	100.0%	312	93.9%	845	1,001	0.91	S
CV at West End	Richmond	VA	1987	100.0%	224	95.1%	757	914	1.08	S
	Total	5	26.5 Years		1,368	95.2%	$793	$940	$0.96
	Same Store	5	26.5 Years		1,368	95.2%	$793	$940	$0.96

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2013
Appendix
			Year Built / Avg		Apartment	Physical	Rent	Revenue	Rent
Property	MSA	State	Age	% Own	Homes	Occupancy Rate	Per Home	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	98.4%	$875	$1,047	$0.81	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	94.5%	987	1,172	0.94	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	97.6%	823	981	0.88	S
CV at Greentree	Savannah	GA	1983	100.0%	194	95.4%	658	774	0.77	S
CV at Huntington	Savannah	GA	1986	100.0%	147	97.3%	761	915	0.92	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	92.0%	773	920	0.74	S
	Total	6	19.8 Years		1,437	96.0%	$835	$994	$0.85
	Same Store	6	19.8 Years		1,437	96.0%	$834	$994	$0.85
CG at Hampton Preserve	Tampa/Sarasota	FL	2012	100.0%	486	96.1%	$1,001	$1,163	$0.94
CG at Lakewood Ranch	Tampa/Sarasota	FL	1999	100.0%	288	97.2%	1,090	1,305	1.04	S
CG at Seven Oaks	Tampa/Sarasota	FL	2004	100.0%	318	94.7%	907	1,111	0.96	S
	Total	3	8.5 Years		1,092	96.0%	$998	$1,186	$0.97
	Same Store	2	12.0 Years		606	95.9%	$994	$1,203	$1.00
TOTAL PROPERTIES IN MAJOR MARKETS		98	15.1 Years		29,521	95.1%	$857	$940	$0.87
	Same Store	86	16.5 Years		26,230	95.1%	$826	$917	$0.85

PROPERTIES IN OTHER MARKETS
CG at Autumn Park	Greensboro	NC	2001/04	100.0%	402	90.3%	$773	$879	$0.76	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	95.4%	946	1,068	0.96	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	93.9%	720	868	0.81	S
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	93.4%	733	874	0.68	S
CG at Madison	Huntsville	AL	1999	100.0%	336	93.5%	776	950	0.74	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	91.8%	754	902	0.74	S
CG at Traditions	Gulf Shores	AL	2008	100.0%	324	91.5%	654	792	0.66	S
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	91.8%	728	848	0.80	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	98.8%	566	676	0.65	S
CV at Greenbrier	Fredericksburg	VA	1988	100.0%	258	97.3%	883	1,094	1.05	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	96.7%	816	1,004	0.90	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	95.3%	548	695	0.64	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	91.8%	543	672	0.57	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	93.3%	822	999	0.83	S
Cypress Village Rental	Gulf Shores	AL	2008	100.0%	96	94.8%	1,250	1,464	0.58
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	92.9%	636	764	0.63	S
TOTAL PROPERTIES IN OTHER MARKETS		16	18.0 Years		4,804	94.0%	$747	$892	$0.75
	Same Store	15	18.9 Years		4,708	94.0%	$736	$880	$0.76

LEASE UP PROPERTIES
CR at Frisco Bridges	Dallas	TX	2013	100.0%	252	LU	1,299	—	—
TOTAL LEASE UP		1			252	LU	$1,299	$—	$—

TOTAL ALL PROPERTIES		115	15.5 Years		34,577	94.9%	$841	$933	$0.85
	Same Store	101	16.9 Years		30,938	94.9%	$813	$911	$0.83

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2013
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	97.7%	$30.81
Brookwood Village (Retail)	Birmingham	AL	1973/91/00	100%	604	232	372	84.9%	24.10
CP Tannehill (Retail)	Birmingham	AL	2008	100%	421	211	210	90.3%	19.20
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	84.7%	19.02
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	283	87	196	96.6%	18.44
Total Consolidated		5			1,546	530	1,016	90.4%	$24.69

UNCONSOLIDATED PROPERTIES
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$14.79
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	97.0%	20.71
Total		2			446	268	178	97.5%	$18.95
Total (Weighted)		2					84	97.4%	$19.42

THIRD-PARTY MANAGED BUSINESS
Calico Corner (Retail)	Birmingham	AL		0%	6
TOTAL MANAGED		1			6

Total Commercial Properties		8			1,998	798	1,194	91.5%	$23.75
Total Commercial Properties (Weighted)		8					1,100	90.9%	$24.26

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Glossary of Terms

RENT PER SQUARE UNIT (FOOT):	Effective rent per unit - average net effective rental rate per occupied unit. Base rent per unit - rental revenue charged to tenants divided by occupied square feet for commercial properties. Rental revenue used in on a monthly basis for multifamily properties and an annual basis for commercial properties.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FINANCIAL OCCUPANCY:	Market rent less vacancy loss as a percentage of market rent.

FUNDS FROM OPERATIONS	Net income (loss) before noncontrolling interest (determined in accordance with generally accepted accounting
(FFO):	principles), excluding gains (losses) from sales of depreciated property and impairment write-downs of depreciable real estate, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

NET EFFECTIVE RENTAL RATE:	The Company's rental rate after "loss to lease", concessions and vacancy.

PHYSICAL OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR SEGMENT	Property revenues less property operating expenses.
NET OPERATING INCOME:

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.